DIREXION MONTHLY S&P 500® BULL 2X FUND (DXSLX)

DIREXION MONTHLY NASDAQ-100® BULL 2X FUND (DXQLX)

EACH A SERIES OF THE DIREXION FUNDS

Supplement dated March 6, 2018 to the

Summary Prospectuses, Prospectus and

Statement of Additional Information (“SAI”), each dated December 29, 2017

The Board of Trustees of the Direxion Funds (the “Trust”) has approved, based on the recommendation of Rafferty Asset Management, LLC, the investment adviser to the Direxion Monthly NASDAQ-100® Bull 2X Fund and the Direxion Monthly S&P 500® Bull 2X Fund (each a “Fund” and collectively the “Funds”), share splits of the issued and outstanding shares of the Funds.

Shareholders of record of each Fund on April 6, 2018 (the “Record Date”) will participate in the share split. After the close of the markets on April 6, 2018, each Fund will effect a share split of its issued and outstanding shares as follows:

Fund Name	Forward Split Ratio	Approximate increase in total number of outstanding shares
Direxion Monthly S&P 500® Bull 2X Fund	5 for 1	400%
Direxion Monthly NASDAQ-100® Bull 2X Fund	5 for 1	400%

As a result of these share splits, shareholders of each Fund will receive five shares for each share held of the applicable Fund as indicated in the table above. Accordingly, the number of each Fund’s issued and outstanding shares will increase by 400% as indicated above.

The shares of each Fund will be offered on a split-adjusted basis on April 9, 2018 (the “Effective Date”). On the Effective Date, the net asset value (“NAV”) of each Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the share split. However, the NAV of each Fund on the Effective Date will be approximately one-fifth of the Record Date’s NAV. The table below illustrates the effect of a hypothetical five-for-one share split on a shareholder’s investment.

5 for 1 Share Split

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	100	$30	$3,000
Post-Split	500	$6	$3,000

The share splits will not result in a taxable transaction for holders of the Funds’ shares. No transaction fees will be imposed on shareholders in connection with the share splits.

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For more information, please contact the Fund at (800) 851-0511.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.